                                                                       EXHIBIT 5




Variable Annuity Application
MetLife Asset Builder - Non-Qualified & IRA

                                                   [METLIFE LOGO]
                                         Metropolitan Life Insurance Company
                                     One Madison Avenue, New York, NY 10010-3660

APPLICATION TYPE:
     / /Non-Qualified   / /Traditional IRA   / /Roth IRA   [/ /MetLife Employee]

1  ANNUITANT & OWNERS(S)

ANNUITANT (Annuitant will be the Owner unless Owner section is completed.)

------------------------------------------------------------------------------------------------------------------------------------
Name (First, Middle Initial, Last)                                                         Date of Birth


------------------------------------------------------------------------------------------------------------------------------------
Street Address                                                                             Social Security #


------------------------------------------------------------------------------------------------------------------------------------
City, State & ZIP Code                                                               Email Address (Optional)


------------------------------------------------------------------------------------------------------------------------------------
Home Phone #                        Work Phone #                      Occupation                       Relationship to Owner


------------------------------------------------------------------------------------------------------------------------------------
Sex: / /Male   / /Female         Are you retired? / /Yes   / /No      Specify Citizenship: / /USA   / /Other________________________
------------------------------------------------------------------------------------------------------------------------------------

OWNER - NON-QUALIFIED ONLY (Complete if the Owner is different than the Annuitant.)

------------------------------------------------------------------------------------------------------------------------------------
Name (First, Middle Initial, Last)   TYPE: / /Individual   / /Guardian   / /Custodian   / /Corporation   / /Trustee    Date of Birth


------------------------------------------------------------------------------------------------------------------------------------
Street Address                                                                             Social Security # or Tax I.D. # (TIN)


------------------------------------------------------------------------------------------------------------------------------------
City, State & ZIP Code                                                               Email Address (Optional)


------------------------------------------------------------------------------------------------------------------------------------
Home Phone #                        Work Phone #                      Occupation                       Relationship to Annuitant


------------------------------------------------------------------------------------------------------------------------------------
Sex: / /Male   / /Female         Are you retired? / /Yes   / /No      Specify Citizenship: / /USA   / /Other________________________
------------------------------------------------------------------------------------------------------------------------------------

(Note: If the Owner is a grantor trust, furnish the social security number of the grantor or the person who is considered the Owner of the Trust for federal income tax purposes in this section. If the Owner is a Trust, other than a grantor trust, we require the Trust's TIN. The earnings in the contract will be taxable to the Owner each year unless the Trust holds the contract as an Agent for an individual for federal tax purposes. If the Trust is an Agent for a natural person, attach a statement signed by the Trustee that it is acting as an Agent for an individual and that all the beneficial interest in the Trust (both income and remainder) are being held for the benefit of an individual(s).)

JOINT OWNER - NON-QUALIFIED ONLY

------------------------------------------------------------------------------------------------------------------------------------
Name (First, Middle Initial, Last)   TYPE: / /Individual   / /Guardian   / /Custodian   / /Corporation   / /Trustee    Date of Birth


------------------------------------------------------------------------------------------------------------------------------------
Street Address                                                                             Social Security #


------------------------------------------------------------------------------------------------------------------------------------
City, State & ZIP Code                                                               Email Address (Optional)


------------------------------------------------------------------------------------------------------------------------------------
Home Phone #                        Work Phone #                      Occupation                       Relationship to Owner


------------------------------------------------------------------------------------------------------------------------------------
Sex: / /Male   / /Female         Are you retired? / /Yes   / /No      Specify Citizenship: / /USA   / /Other________________________
------------------------------------------------------------------------------------------------------------------------------------

(Note: If two people are named as Joint Owners, either Owner may exercise any and all rights under the contract unless the Owner specifies otherwise in writing)

2  PRIMARY & CONTINGENT BENEFICIARY(IES)

To be used to determine who will be paid/assume all rights under the contract on the Owner's death. If percentages are specified the sum of the primary beneficiaries must equal 100%. If contingent beneficiaries are named the sum of the contingent beneficiaries must also equal 100%. When designating percents, use whole numbers.

------------------------------------------------------------------------------------------------------------------------------------
       Name (First, Middle Initial, Last)           Beneficiary Type        Relationship to Owner    Social Security #     Percent
                                                                                                                          (Optional)
------------------------------------------------------------------------------------------------------------------------------------
                                                  / /Primary / /Contingent                                                         %
------------------------------------------------------------------------------------------------------------------------------------
                                                  / /Primary / /Contingent                                                         %
------------------------------------------------------------------------------------------------------------------------------------
                                                  / /Primary / /Contingent                                                         %
------------------------------------------------------------------------------------------------------------------------------------
                                                  / /Primary / /Contingent                                                         %
------------------------------------------------------------------------------------------------------------------------------------

FORM G.20384                   MetLife Case # (PURR) [ ][ ][ ][ ][ ][ ][ ][ ][ ]

3  PURCHASE PAYMENT(S)

(a)   TOTAL VALUE OF CHECKS SUBMITTED NOW WITH THIS APPLICATION (Must total sum of all amounts in Section 3a)              $
                                                                                                                           ---------

      I irrevocably designate my Non-Qualified, Traditional IRA, Roth IRA initial contribution as follows:

      (1)  Non-Qualified Only            Purchase payment                                                                  $
                                         -------------------------------------------------------------------------------------------
                                         Amount transferred under a 1035 Exchange                                          $
                                         -------------------------------------------------------------------------------------------

      (2)  Traditional IRA Only          Current year's purchase payment                                Tax Year:          $
                                         -------------------------------------------------------------------------------------------
                                         Prior year's purchase payment                                  Tax Year:          $
                                         -------------------------------------------------------------------------------------------
                                         Direct transfer from a Traditional IRA, SEP, SARSEP or SIMPLE IRA*                $
                                         -------------------------------------------------------------------------------------------
                                         Rollover (within 60 days) from a Traditional IRA, SEP, SARSEP or SIMPLE IRA*      $
                                         -------------------------------------------------------------------------------------------
                                         Direct rollover from a tax qualified plan                                         $
                                         -------------------------------------------------------------------------------------------

      (3)  Roth IRA Only                 Current year's purchase payment                                Tax Year:          $
                                         -------------------------------------------------------------------------------------------
                                         Prior year's purchase payment                                  Tax Year:          $
                                         -------------------------------------------------------------------------------------------
                                         Conversion from a Traditional IRA, SEP, SARSEP or SIMPLE IRA*                     $
                                         -------------------------------------------------------------------------------------------
                                         Direct transfer from a Roth IRA                                                   $
                                         -------------------------------------------------------------------------------------------
                                         Rollover (within 60 days) from a Roth IRA                                         $
                                         -------------------------------------------------------------------------------------------


(b)     TOTAL FUTURE LUMP SUM PAYMENTS (Estimate transfers, direct rollovers, 60-day rollovers, 1035 exchanges, etc.)      $
                                                                                                                           ---------

(c)   FUTURE AUTOMATIC PURCHASE PAYMENTS (Choose one)

      (1) Non-Qualified, Traditional
          IRA or Roth IRA                / / METROMATIC (Automatic payroll deduction)

                                             Automatic payroll deductions must be coordinated with your employer.
                                             ---------------------------------------------------------------------------------------
                                             Amount per Payment ($)  Payments per Year          Employer Group #


                                             ---------------------------------------------------------------------------------------
                                             Name of Employer


                                             ---------------------------------------------------------------------------------------

                                    [   [/ / METLIFE PAYROLL DEDUCTION (Automatic payroll deduction for MetLife employees only)

                                             This option is available for Non-Qualified accounts. Include a completed Request for
                                             Premium Payment form with this application.

                                             ---------------------------------------------------------------------------------------
                                             Amount per Payment ($)  Payments per Year          Employee ID #


                                             ---------------------------------------------------------------------------------------
                                             Payroll Location Type:  / /Administrative Office   / /Field Office or Branch Office


                                                                                                                                ]

4  REPLACEMENT (MUST BE COMPLETED)

(a)   DO YOU HAVE ANY EXISTING LIFE INSURANCE OR ANNUITY CONTRACTS? / /Yes / /No

(b) HAVE YOU TAKEN, OR WILL YOU BE TAKING, ANY MONEY FROM A LIFE INSURANCE POLICY OR ANNUITY CONTRACT TO PUT INTO THE ANNUITY YOU ARE APPLYING FOR? This includes full or partial withdrawals of dividends or cash values, loans, pledging as collateral, reissuing with less cash value, suspension or reduction of premium loan or purchase payment, automatic premium or invoking an accelerated payment. (Note: If "yes" you must provide a MetLife Annuities Replacement Questionnaire and details below regardless of whether state replacement rules apply.)

      / /YES    / /NO (Skip to Section 5.)

      ------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Check
                                                                                                                Check (X)   (X) if
                  Company Name                                                                                   if IRC      Group
                                              Policy/Contract #             Transaction Description             Sec. 1035   Life or
                                                                    (e.g. "Full withdrawal of cash value.")     Exchange    Annuity
      ------------------------------------------------------------------------------------------------------------------------------


      ------------------------------------------------------------------------------------------------------------------------------


      ------------------------------------------------------------------------------------------------------------------------------


      ------------------------------------------------------------------------------------------------------------------------------




      FORM G.20384

5  EMPLOYER INFORMATION

Group Name:________________________________

     Employee ID# (If different from social security #):______________________

Group Number (if known) _____________________________

6  INVESTMENT OBJECTIVE & ALLOCATION

(a) DESCRIBE YOUR INVESTMENT OBJECTIVE (Choose one)

     / /Preservation of capital     / /Income     / /Growth & Income

          / /Growth     / /Aggressive Growth

(b)  OPTIONAL AUTOMATED INVESTMENT STRATEGIES (If applicable, choose one.)

     / /  Equity Generator(SM)

          Each month an amount equal to the interest earned in the Fixed Interest Account is transferred to either:

          Type: / /MetLife Stock Index Division

                     / /State Street Research Aggressive Growth

     / /  Equalizer(SM)

          Each quarter amounts are transferred between the Fixed Interest Account and either:

          Type: / /MetLife Stock Index Division

                     / /State Street Research Aggressive Growth

     / /  Rebalancer(SM)

          Each quarter amounts are transferred among your current funding choices to bring the percentage of your account balance in each choice back to your original allocation. This strategy will affect 100% of your current and future allocations.

     / /  Allocator(SM)

          Each month a dollar amount or percentage you choose is transferred from the Fixed Interest Account to any of the funding choices you select. (Note: Attach a completed Allocator form with your application.)

     / /  Index Selector(SM)

          Each calendar quarter MetLife will rebalance the amount in the Index Divisions and the Fixed Interest Account (if applicable) to match the allocation percentages for the model you select. MetLife will allocate 100% of your initial payment and future contributions based on the current allocation for the Index Selector model you choose. The model's current allocation may change at any time (MetLife will notify you of the change). You may change your choice of model at any time. See your representative for information on the current allocations for each model and for help in determining your risk tolerance.

          (Choose one model and skip to Section 7.)

          Model: / /Conservative   / /Conservative to Moderate   / /Moderate

                      / /Moderate to Aggressive   / /Aggressive

(c) ALLOCATIONS (If you chose Index Selector, skip to Section 7.) Indicate the percentage of your initial payment to be allocated to each funding choice. Percentages must be in whole numbers and total 100%. This allocation will apply to future payments unless changed by the Owner. You may change your allocation at any time. (Note: Total of both columns must equal 100%.)

                     Funding Choices                                            Funding Choices
     -----------------------------------------------      -----------------------------------------------------
           %  MetLife Fixed Interest Account                    %  Neuberger & Berman Partners Mid Cap Value
     -----------------------------------------------      -----------------------------------------------------
           %  Lehman Brothers Aggregate Bond Index              %  Janus Mid Cap
     -----------------------------------------------      -----------------------------------------------------
           %  State Street Research Income                      %  State Street Research Aggressive Growth
     -----------------------------------------------      -----------------------------------------------------
           %  State Street Research Diversified                 %  Loomis Sayles High Yield Bond
     -----------------------------------------------      -----------------------------------------------------
           %  MetLife Stock Index                               %  Russell 2000(R) Index
     -----------------------------------------------      -----------------------------------------------------
           %  Harris Oakmark Large Cap Value                    %  T. Rowe Price Small Cap Growth
     -----------------------------------------------      -----------------------------------------------------
           %  T. Rowe Price Large Cap Growth                    %  Loomis Sayles Small Cap
     -----------------------------------------------      -----------------------------------------------------
           %  State Street Research Investment Trust            %  State Street Research Aurora Small Cap Value
     -----------------------------------------------      -----------------------------------------------------
           %  Davis Venture Value                               %  Scudder Global Equity
     -----------------------------------------------      -----------------------------------------------------
           %  Putnam Large Cap Growth                           %  Morgan Stanley EAFE(R) Index
     -----------------------------------------------      -----------------------------------------------------
           %  MetLife Mid Cap Stock Index                       %  Putnam International Stock
     -----------------------------------------------      -----------------------------------------------------

                      TOTAL OF BOTH COLUMNS MUST EQUAL 100%




FORM G.20384

7  FINANCIAL DISCLOSURE

(a)  SUM OF ESTIMATED ANNUAL INCOME FOR OWNER(S) (Choose one)

     / /$0 - 19,999           / /$20,000 - 39,999        / /$40,000 - 59,999         / /$60,000 - 79,999         / /$80,000 - 99,999

     / /$100,000 - 199,999    / /$200,000 - 399,999      / /$400,000 & Above

     (Note: You cannot contribute to a Roth IRA or convert a Traditional IRA to a Roth IRA if your income exceeds IRC 408A limits.)

(b)  SUM OF ESTIMATED NET WORTH FOR OWNER(S) (Choose one)

     / /$0 - 9,999            / /$10,000 - 19,999        / /$20,000 - 39,999         / /$40,000 - 59,999         / /$60,000 - 79,999

     / /$80,000 - 99,999      / /$100,000 - 199,999      / /$200,000 - 399,999       / /$400,000 & Above

     (Note: Net Worth is assets less liabilities. Exclude your personal residence, home furnishings, autos, and this investment.)

(c) IS THE SOURCE OF FUNDS A METLIFE OR METLIFE SECURITIES, INC. POLICY, ACCOUNT OR CONTRACT? / /Yes / /No

(d)  SOURCE OF FUNDS FOR PURCHASING THIS ANNUITY (Check all that apply)

     / /Life Policy                                   / /Savings                                 / /Discretionary Income (Salary)
     / /Annuity Contract                              / /Pension Assets                          / /Money Market Fund
     / /Endowment                                     / /Certificate of Deposit (CD)             / /Other___________________________
     / /Mutual Fund                                   / /Loan
     / /Bonds                                         / /Stocks

(e)  TAX MARKET TYPE OF ANY TRANSFERS OR ROLLOVERS (If applicable)

     / /Non-Qualified       / /Roth IRA     / /SARSEP         / /401(a)     / /403(a)     / /403(a)(7)     / /Other_________________
     / /Traditional IRA     / /SEP          / /SIMPLE IRA     / /401(k)     / /403(b)     / /KEOGH

(f) PRIOR INVESTMENT EXPERIENCE (CHOOSE ALL THAT APPLY AND INDICATE YEARS OF EXPERIENCE.)

     / /Stocks___years      / /Mutual Funds___years        / /Certificate of Deposit (CD)___years     / /None

     / /Bonds____years      / /Money Market___years        / /Other_________________________years

(g) RISK TOLERANCE (How would you categorize yourself as an investor?) (Choose one):

     / /Conservative       / /Conservative to Moderate         / /Moderate

          / /Moderate to Aggressive     / /Aggressive

     (Note: If the Asset Allocation Questionnaire was completed, please use the resulting risk tolerance here.)

(h)  NUMBER OF DEPENDENTS__________     AGE(S)__________________________________

8  AUTHORIZATION & SIGNATURE(S)

[(a) METLIFE REPRESENTATIVE TELEPHONE TRANSACTION AUTHORIZATION  / /Yes   / /No

     Your MetLife Representative signing below will be given authority to conduct certain transactions, unless prohibited by state law or employer (if applicable), on your behalf to your account based on your instructions if you check YES above. These transactions include: (1) transfers between funding choices, (2) changes to investment strategies, and (3) changes in the allocation of future contributions. This does not include discretionary transactions initiated without your instructions. This authorization will remain valid until MetLife receives written notice from you terminating this privilege or until your current MetLife Representative changes. MetLife will employ reasonable security procedures to confirm that instructions communicated about your account by telephone are genuine. MetLife or the Separate Account will not be liable for any loss, expense or cost arising out of any request that MetLife reasonably believes to be genuine. (Note: This option is not available for broker representatives or other outside distribution channels.)

(b)  ELECTRONIC COMMERCE AUTHORIZATION  / /Yes   / /No

     In the future, we may electronically deliver to our customers information and documents electronically. We may choose to deliver any or all of the following documents electronically: prospectuses, prospectus updates, annual reports, semi-annual reports, transaction confirmations, and responses to customer inquires. We have reasonable security procedures to insure the integrity of any electronic communications. Your consent to electronic delivery of materials will be effective until you tell us you are revoking it. You may revoke your consent at any time by calling or e-mailing us. (Note: You may at any time ask us to mail you paper versions of documents or information without revoking your consent.)




FORM G.20384

(c)] NOTICE TO APPLICANT(S)

     FLORIDA RESIDENTS ONLY Any person who knowingly and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

     ARKANSAS, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, OHIO, NEW MEXICO, PENNSYLVANIA & VIRGINIA RESIDENTS ONLY Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or submits a claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.


     COLORADO RESIDENTS ONLY It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

     NEW JERSEY RESIDENTS ONLY Any person who includes any false or misleading information is subject to criminal and civil penalties.

[(d)]SIGNATURES

     If the Owner is a corporation, partnership or trust print the name of the Owner and have one or more officers, partners or trustees sign. Earnings in this contract may be taxable annually to the Owner.
     (Consult your tax advisor.)

     I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief. I have received the current prospectus for the MetLife Asset Builder, and all required fund prospectuses. I understand that all values provided by the contract/certificate being applied for, which are based on the investment experience of the Separate Account, are variable and are not guaranteed as to the amount. I understand that there is no additional tax benefit obtained by funding an IRA with a variable annuity.

     LOCATION WHERE THE APPLICATION IS SIGNED (City & State)____________________

     _________________________________


     ________________________________________________    _______________________
     Signature of Annuitant                              Date

     ________________________________________________    _______________________
     Signature of Owner (If different than Annuitant)    Date

     ________________________________________________    _______________________
     Signature of Joint Owner                            Date


CONSUMER PRIVACY NOTICE

INFORMATION MAINTENANCE AND USE

Your application is our main source of information regarding you. In some cases, we may also contact you or an adult member of your family by telephone to verify or supplement the information on your application. If you have purchased other insurance products from us, we may compare the information on your application to information we have on file about you. We treat personal information we have about you in a confidential manner. We will use it for business purposes concerning insurance and related business relationship(s) you have with us. For example, it may be used when we evaluate claims under other insurance contracts and policies you have with MetLife.

INFORMATION DISCLOSURE

In most cases, information we have about you will be sent to third parties only if you authorize us to do so. In some cases, where disclosure is required by law or is necessary to the conduct of our business, we may provide information about you to third parties without your consent. For example, it may be disclosed for audit or research purposes. It may be given to other insurers, insurance support agencies or law enforcement agencies, when we believe it may help us detect or prevent insurance fraud. You have the right to object to the disclosure of personal information about you to third parties for marketing purposes and may do so by notifying us in writing.

Information may also be provided to MetLife affiliates who would generally use it in connection with the marketing of products and services or in connection with business services performed for us. You have the right to object to the disclosure of information to MetLife affiliates for the purposes of marketing non-insurance products and services.

ACCESS TO AND CORRECTION OF INFORMATION

Upon your written request, we will make available to you certain information we have on file about you. Information collected in connection with, or in anticipation of, any claim or legal proceedings will not be provided. If you feel that information in our files is wrong or incorrect, please advise us and we will review the information. If we agree with you, we will correct our files. If we do not agree with you, you may file a short statement of dispute with us. This statement will be included with any disclosure of information which we may distribute in the future.



FORM G.20384

FURTHER INFORMATION

If you have questions regarding our treatment and use of personal information we may have about you, please write to MetLife Customer Support Services at 1125 17th Street, Denver, CO 80202.

[
REPRESENTATIVE(S) INFORMATION

(a) HAS THE APPLICANT TAKEN, OR WILL THEY BE TAKING, ANY MONEY FROM A LIFE INSURANCE POLICY OR ANNUITY CONTRACT TO PUT INTO THIS ANNUITY THE APPLICANT
     IS APPLY FOR (SEE SECTION 4)?  / /No   / /Yes (Attach the Replacement form
     to this application)

(b)  WAS THE ASSET ALLOCATION QUESTIONNAIRE USED FOR THIS SALE? / /No   / /Yes
     (Attach a copy to this application)

(c)  HOW WAS SALE INITIATED?  / /Mailer   / /Referral   / /Assigned

     / /Personal reference   / /Trade show   / /Seminar   / /Other__________

(d)  DISTRIBUTION OF COMPENSATION (Completion of line 1 required)

     -------------------------------------------------------------------------------------------------------------------------------
                         Print Rep. Name                    District Agency Index or   Rep. or Agency Phone   State License   Credit
                                                                Social Security #                #                  #           %
     -------------------------------------------------------------------------------------------------------------------------------
     Primary Rep. Name


     -------------------------------------------------------------------------------------------------------------------------------

     2

     -------------------------------------------------------------------------------------------------------------------------------
     3

     -------------------------------------------------------------------------------------------------------------------------------

     Note: All representatives must be licensed in the state where the transaction was completed. Use whole percents that total 100%.

(e) I personally saw the Proposed Owner when the application was written and each question was asked and answered as recorded. All answers are correct to the best of my knowledge. I have delivered a current MetLife Asset Builder prospectus, and all required fund prospectuses; and reviewed the financial situation of the Proposed Owner as disclosed, and believe that a multi-funded annuity contract would be suitable. I am properly licensed in the state where the applicant signed this application.


     __________________________________________________     ____________________
     Signature of Primary Rep.                              Date


                                                                              ]




     FORM G.20384